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                                  UNITED STATE
                      SSECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported) September 13, 2005

                              BENTLEY COMMERCE CORP
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             (Exact name of registrant as specified in its chapter)


          FLORIDA                   0000-27347                 58-2534003
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

7303 Merchant Court, Sarasota, FL 34240
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (941) 870-4952


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02(b) and (c) Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

   Pursuant to a resolution of the Board of Directors of the Company dated September 13, 2005, the Company has terminated Bruce Kamm as Chief Executive Officer and Chief Financial Officer and from all consulting positions with the Company.

         The Board of Directors has appointed Anna Taylor as Interim Chief Executive Officer and Interim Chief Financial Officer. Anna Taylor will also continue her current positions of Chief Operating Officer, Executive Vice President and Secretary. Exhibit 99.1 is hereby incorporated by this reference into this Item 5.02.

         The Company has no relationships or related transactions with Ms.
Taylor.

            Anna Taylor, age 40, has over 15 years of business management experience in national organizations and regional companies. Her career has included serving as Director of Operations for CityGulf Management, Inc., an entertainment and food establishment chain, Director of Property Management for Realty Capital Corporation, a regional commercial real estate company, and Director of Management Services for Worldwide Hockey Facilities, Inc, a sport facility organization. Prior to joining Bentley Commerce, she served as the District Manager for KinderCare Learning Corporation, a major education corporation that operates over 2,000 centers nationwide. Ms. Taylor's expertise is in project development, designing management systems, supervising business initiatives, customer service, and ensuring the financial performance of an organization with a particular emphasis on profit margins. Fort the past five months, she has had the responsibility for the daily operations at Bentley Commerce, auditing and managing accounts, overseeing its programs, and training and developing new associates. Ms. Taylor attended the University of Maryland, Northwestern University for a Business Management Program and University of Texas for a Real Estate Certification.

Section 7 - Regulation F D

         Item 7.01. Regulation F D Disclosure

         See the Press Release attached hereto and incorporated herein by reference as Exhibit 99.1. See Item 9.01.

Section 9 - Financial Statements and Exhibits

         Item 9.01. Financial statements and Exhibits

         (c) Exhibits

         Exhibit No.                Description
         -----------                -----------

            99.1           Press Release dated September 14, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 14, 2005                BENTLEY COMMERCE CORP.

                                        By: /s/ Anna Taylor
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                                            Name: Anna Taylor
                                            Title: CEO


                                        By: /s/ Anna Taylor
                                            ----------------------------------
                                            Name: Anna Taylor
                                            Title: COO